UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21650

ASA Gold and Precious Metals Limited
(Exact name of registrant as specified in charter)

400 S. El Camino Real, Suite 710, San Mateo, CA	94402
(Address of principal executive offices)	(Zip code)

JP Morgan Chase Bank, N.A.
3 MetroTech Center, 6th Floor
Brooklyn, New York 11245
(Name and address of agent for service)

Registrant’s telephone number, including area code:	650-376-3135

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2017

Gold and Precious Metals Limited

Letter to Shareholders

Gold bullion and gold mining equities witnessed a strong start to fiscal 2017, with both demonstrating positive performance during the first half of the year. The gold price has been significantly less volatile than gold equities in the first half of 2017. Issuer specific events and index specific issues have had significant influence in the trading activity of the equities, magnifying the volatility. The sentiment for the sector, however, continues to be positive as investors look to both gold and gold equities as a diversifier in a turbulent geopolitical landscape.

At May 31, 2017, ASA Gold and Precious Metals Limited (“ASA” or the “Company”) reported a net asset value (“NAV”) of $13.49 per share. The Company’s NAV experienced a total return of 7.1% versus a total return of 11.5% for the “FTSE” Gold Mines Total Return Index (the “FTGMI”) for the first six months of fiscal 2017. ASA’s underweight investments in many of the senior gold producers combined with underperformance by our diamond investments impacted the Company’s performance relative to the FTGMI. The gold price returned 7.5% during this period, relatively in line with the performance of the equities. The ASA share price closed at $11.88, a total return of 10.1% for the six-month period ending May 31, 2017.

The discount at which ASA’s shares traded in the market ended the first half of fiscal 2017 at 11.9%, a decrease from 14.3% at the beginning of the fiscal year. During this period, the discount averaged 12.3% and reached a high of 14.3% and a low of 9.4%. The Board of Directors (the “Board”) monitors the Company’s share price and discount to NAV on an ongoing basis and has, in the past, authorized tender offers, and created a Share Repurchase Program. At present, the Board does not believe that either a tender offer or share repurchases would benefit shareholders, or accomplish a meaningful narrowing of the discount over time.

During the last six months, ASA distributed $0.02 per share to shareholders, the same dividend as during the first six months of 2016. While many of the Company’s investments have witnessed an improvement in cash flow, much of that cash is being allocated to growth projects and debt repayment as opposed to increases in dividends to shareholders. We have begun to observe a slight increase in dividend distributions from some investments, however, it is not enough to support an increase in the ASA dividend at the present time.

Industry Trends

Over the past few years, the VanEck Vectors Gold Miners ETF (the “GDX”) and the VanEck Vectors Junior Gold Miners ETF (the “GDXJ”) have significantly increased assets under management. During 2016, the growth of these two large, passive investment funds began to significantly influence the sector, and in 2017 they have had a more pronounced impact as they rebalance and manage capital flows.

The impact of the growth in GDX and GDXJ has been observed on two levels. First, asset accumulation by these two ETFs has outpaced traditional managed gold funds, resulting in a large portion of the capital flowing into the sector being passively managed and unavailable to finance companies looking to raise capital. With these two ETFs as top shareholders and unable to participate in project financing, mining companies are facing increased hurdles when issuing new equity. We believe this has raised the cost of capital for many companies where equity has traditionally been the preferred financing tool. Moreover, with equity capital more costly or inaccessible, companies have increased the usage of debt and alternative forms of capital to finance new projects, raising the risks for equity shareholders.

Second, the GDX and GDXJ have impacted the share price performance of their constituents as they trade large blocks of stock to put new capital to work, meet redemptions or rebalance holdings. This can cause large swings in the share price of many companies that is unrelated to their underlying fundamentals. In 2017, the GDXJ grew too large for its target universe and could no longer passively track its underlying index, the MVIS Junior Gold Miners Index. On April 13, 2017 the MVIS Junior Gold Miners Index and GDXJ announced plans for a massive restructuring which led to significant share price movement as investors speculated on the extent of the index’s restructure. On the rebalance date, June 17, 2017, the GDXJ shifted approximately 50% of its capital to 18 new companies while decreasing positions in 56 mining investments owned prior to the rebalance. The impact on the share prices of those companies involved was significant during this rebalance period with those companies being reduced underperforming the companies being added by over 9% from April 12 through May 31, 2017.

Chart 1: Performance since GDXJ Rebalance Announcement (4/12/2017 – 5/31/2017)

As long term, long only managers, the impact this has had on the performance of the sector has created some challenges. While at times a disconnect between price and value can provide investment opportunities, we have found that the speculation and departure from fundamentals has added complexity to the investing landscape. Management of ASA remains focused on investing in companies with solid management teams and high quality assets as we still believe this strategy will prevail over time, despite the noise caused by these ETFs in the short term.

Portfolio Changes

Alacer Gold Corporation is a company that ASA has followed for years and owned at various times. ASA knows the management team well and has closely monitored the expansion underway at their Copler mine. In December 2016, a surprise announcement that Alacer would be removed from the GDX caused the stock to drop 28% in two weeks and gave us an opportunity to re-invest in the company at what we believe is an attractive valuation. The company has continued to deliver on its expansion plan and a recent site visit has increased confidence in its progress.

Another new addition to the portfolio in the first half of 2017 was Endeavour Mining Corp. Endeavour has five operating mines located in West Africa, with a sixth expected to come online by the end of this year. Our interest in the company increased after a significant restructuring of management in 2016 and renewed focus on fiscal discipline and generating shareholder value. We believe the combination of new management, good portfolio of assets and growth profile make it a strong addition to the portfolio.

As a result of the acquisition of Stillwater Mining in the first half of 2017 by Sibanye Gold, ASA no longer has any investments in platinum or palladium miners. In order to finance the all-cash deal, Sibanye undertook a large rights offering and, as a result of our investment in Sibanye, we received a number of these rights. After careful analysis of Sibanye’s assets and potential risk we elected to sell our rights as opposed to invest additional money in the company at its current valuation. We retained our original shareholding in Sibanye and will continue to closely monitor the company’s progress in integrating the Stillwater assets as well as navigating the tumultuous South African economic and political environment.

ASA decreased holdings in a variety of positions in the first half of the year, primarily to rebalance or raise capital for new investments. We continue to closely monitor our investments in terms of their individual investment case as well as their contribution to the portfolio diversification and take action when needed.

Management appreciates the continued support of the Board of Directors and our shareholders. For investors wishing for more information on ASA Gold and Precious Metals Limited, we encourage you to visit the Company’s website (www.asaltd.com) or to call the Company directly at (650) 376-3135 or (800) 432-3378.

David Christensen

President, Chief Executive Officer and Chief Investment Officer

July 12, 2017

Forward-Looking Statements

This shareholder letter includes forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. The Company’s actual performance or results may differ from its beliefs, expectations, estimates, goals and projections, and consequently, investors should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and generally can be identified by words such as “believe,” “anticipate,” “estimate,” “expect,” “intend,” “should,” “may,” “will,” “seek,” or similar expressions or their negative forms, or by references to strategy, plans, goals or intentions. The absence of these words or references does not mean that the statements are not forward-looking. The Company’s performance or results can fluctuate from month to month depending on a variety of factors, a number of which are beyond the Company’s control and/or are difficult to predict, including without limitation: the Company’s investment decisions, the performance of the securities in its investment portfolio, economic, political, market and financial factors, and the prices of gold, platinum and other precious minerals that may fluctuate substantially over short periods of time. The Company may or may not revise, correct or update the forward-looking statements as a result of new information, future events or otherwise.

The Company concentrates its investments in the gold and precious minerals sector. This sector may be more volatile than other industries and may be affected by movements in commodity prices triggered by international monetary and political developments. The Company is organized as a non-diversified fund and, as such, may invest in fewer investments than that of a diversified portfolio. The Company may invest in smaller-sized companies that may be more volatile and less liquid than larger more established companies. Investments in foreign securities, especially those in the emerging markets, may involve increased risk as well as exposure to currency fluctuations. Shares of closed-end funds frequently trade at a discount to net asset value. All performance information reflects past performance and is presented on a total return basis. Past performance is no guarantee of future results. Current performance may differ from the performance shown.

This shareholder letter does not constitute an offer to sell or solicitation of an offer to buy any securities.

Performance Returns (Unaudited)

Average Annual Total Returns

For the periods ended May 31, 2017

	1 Year	3 Year	5 Year	10 Year
ASA Gold and Precious Metals - NAV	0.30%	-0.42%	-9.81%	-4.48%
ASA Gold and Precious Metals - Share Price	1.28%	-2.68%	-11.14%	-4.09%
FTSE Gold Mines Total Return Index (1)	0.65%	3.62%	-10.29%	-2.90%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.asaltd.com/investor-information/factsheets.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Company distributions or on the sale of the Company’s common shares.

The investment return and market price will fluctuate and the Company’s common shares may trade at prices above or below NAV. The Company’s common shares, when sold, may be worth more or less than their original cost.

(1)	The FTSE Gold Mines Total Return Index encompasses all gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. Please note that the Index is unmanaged, and does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and one cannot invest directly in the index. The Company does not attempt to replicate the index. The index generally does not reflect investments in other precious metals companies (e.g., silver, platinum, and diamonds) in which the Company invests. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the index and generally does not invest in all securities included in the index.

For more complete information about the Company, please call us directly at 1-800-432-3378, or visit the Company’s website at www.asaltd.com.

Certain Investment Policies and Restrictions (Unaudited)

The following is a summary of certain of the Company’s investment policies and restrictions and is subject to the more complete statements contained in documents filed with the Securities and Exchange Commission.

The concentration of investments in a particular industry or group of industries. It is a fundamental policy (i.e., a policy that may be changed only by shareholder vote) of the Company that at least 80% of its total assets be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion. Compliance with the percentage limitation relating to the concentration of the Company’s investments will be measured at the time of investment. If investment opportunities deemed by the Company to be attractive are not available in the types of securities referred to in the preceding paragraph, the Company may deviate from the investment policy outlined in that paragraph and make temporary investments of unlimited amounts in securities issued by the U.S. Government, its agencies or instrumentalities or other high quality money market instruments.

The percentage of voting securities of any one issuer that the company may acquire. It is a non-fundamental policy (i.e., a policy that may be changed by the Board of Directors) of the Company that the Company shall not purchase a security if, at the time of purchase, more than 20% of the value of its total assets would be invested in securities of the issuer of such security.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of ASA Gold and Precious Metals Limited

We have reviewed the accompanying statements of assets and liabilities of ASA Gold and Precious Metals Limited (the “Company”), including the schedules of investments, as of May 31, 2017 and May 31, 2016, and the related statements of operations for the six month periods ended May 31, 2017 and May 31, 2016, the statements of changes in net assets for the six month period ended May 31, 2017, and the financial highlights for the six-month periods ended May 31, 2017 and May 31, 2016. These financial statements and financial highlights are the responsibility of the Company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the statement of changes in net assets for the year ended November 30, 2016 and the financial highlights for each of the five years in the period ended November 30, 2016, and in our report dated January 17, 2017, we expressed an unqualified opinion on those financial statements and financial highlights.

Tait, Weller & Baker LLP
Philadelphia, Pennsylvania
July 12, 2017

Schedules of Investments (Unaudited)

May 31, 2017 and May 31, 2016

	2017			2016
			Percent			Percent
	Shares/		of Net	Shares/		of Net
Name of Company	Warrants	Value	Assets	Warrants	Value	Assets
Common Shares
Gold and Silver Investments
Gold mining, exploration, development and royalty companies
Australia
Newcrest Mining Limited, (1)	1,015,000	$16,021,775	6.2%	1,215,000	$16,767,000	6.4%
Perseus Mining Limited, (2)	7,067,700	1,544,195	0.6	6,211,800	2,158,852	0.8
		17,565,970	6.8		18,925,852	7.3
Canada
Agnico Eagle Mines Limited	450,000	21,784,500	8.4	519,300	23,326,956	9.0
Alacer Gold Corp., (2)	2,500,000	3,666,124	1.4	918,200	2,082,993	0.8
Alamos Gold Inc.	875,000	5,890,794	2.3	600,000	3,845,096	1.5
Asanko Gold Inc., (2)	1,825,000	2,354,250	0.9	1,175,000	3,823,327	1.5
Atlantic Gold Corporation – 144A, (2)(3)	2,750,000	2,953,266	1.1	3,000,000	1,306,141	0.5
B2Gold Corp., (2)	1,594,338	4,002,967	1.5	1,594,338	2,947,065	1.1
Barrick Gold Corporation	1,125,000	18,607,500	7.2	1,330,000	22,304,100	8.6
Belo Sun Mining Corp., (2)	2,600,000	1,078,359	0.4	2,600,000	1,727,773	0.7
Detour Gold Corporation, (2)	450,000	5,825,804	2.2	450,000	8,905,820	3.4
Eldorado Gold Corporation	650,000	1,982,500	0.8	650,000	2,756,000	1.1
Franco-Nevada Corporation	160,000	11,953,192	4.6	160,000	10,136,266	3.9
Goldcorp Inc.	932,400	12,671,316	4.9	932,400	15,682,968	6.0
Guyana Goldfields Inc., (2)	807,300	3,234,701	1.2	857,300	4,871,916	1.9
Integra Gold Corp., (2)	4,957,000	3,891,586	1.5	620,500	303,330	0.1
Kinross Gold Corporation, (2)	800,000	3,448,000	1.3	1,000,000	4,260,000	1.6
New Gold Inc., (2)	500,000	1,445,000	0.6	600,000	2,298,000	0.9
OceanaGold Corporation	2,204,013	7,427,240	2.9	1,054,013	3,204,225	1.2
Pretium Resources Inc., (2)	625,000	5,593,750	2.2	—	—	—
Roxgold Inc., (2)	2,827,200	2,554,573	1.0	—	—	—
Semafo Inc., (2)	900,000	1,833,062	0.7	900,000	3,450,962	1.3
Tahoe Resources Inc.	708,200	6,273,198	2.4	708,200	8,471,137	3.3
TMAC Resources Inc., (2)	26,500	322,663	0.1	—	—	—
TMAC Resources Inc. – 144A, (2)(3)	185,000	2,252,555	0.9	185,000	1,999,504	0.8
Torex Gold Resources Inc., (2)	280,000	4,682,566	1.8	2,800,000	4,042,163	1.6
Torex Gold Resources Inc. – 144A, (2)(3)	125,000	2,090,431	0.8	1,250,000	1,804,537	0.7
		137,819,896	53.0		133,550,280	51.3
Cayman Islands
Endeavour Mining Corporation, (2)	250,000	3,943,860	1.5	—	—	—
Channel Islands
Lydian International Limited, (2)	1,780,000	421,863	0.2	780,000	184,693	0.1
Lydian International Limited – 144A, (2)(3)	6,879,300	1,630,407	0.6	6,879,300	1,628,921	0.6
Randgold Resources Limited – ADRs	254,100	24,093,762	9.3	282,100	23,783,851	9.1
		26,146,033	10.1		25,597,465	9.8
Peru
Compañia de Minas
Buenaventura S.A.A. – ADRs, (1)	699,000	8,695,560	3.3	699,000	6,682,440	2.6
South Africa
AngloGold Ashanti Limited, (1)	898,420	10,233,004	3.9	898,420	12,065,781	4.6
Gold Fields Limited	1,029,577	3,685,886	1.4	1,029,577	3,624,111	1.4
Sibanye Gold Limited	1,029,577	1,302,415	0.5	1,029,577	3,014,087	1.2
		15,221,304	5.9		18,703,978	7.2
United States
Newmont Mining Corporation	570,368	19,478,067	7.5	695,368	22,536,877	8.7
Royal Gold, Inc.	190,000	15,279,800	5.9	190,000	10,664,700	4.1
		34,757,867	13.4		33,201,577	12.8
Total gold mining, exploration, development and royalty companies (Cost $207,717,504 – 2017, $208,309,237 – 2016)		244,150,490	93.9		236,661,592	90.9

Schedules of Investments (Unaudited) (continued)

May 31, 2017 and May 31, 2016

	2017			2016
			Percent			Percent
	Shares/		of Net	Shares/		of Net
Name of Company	Warrants	Value	Assets	Warrants	Value	Assets
Silver mining, exploration and development companies
Canada
MAG Silver Corp., (2)	275,000	$3,311,732	1.3%	275,000	$3,371,334	1.3%
Total silver mining, exploration and development companies (Cost $2,007,500 – 2017, $2,007,500 – 2016)		3,311,732	1.3		3,371,334	1.3
Total gold and silver investments (Cost $209,725,004 – 2017, $210,316,737 – 2016)		247,462,221	95.1		240,032,926	92.2
Platinum and Palladium Investments
Platinum and palladium mining companies
United States
Stillwater Mining Company, (2)	—	—	—	225,000	2,277,000	0.9
Exchange traded funds
ETFS Palladium Trust, (2)	—	—	—	45,000	2,369,700	0.9
ETFS Platinum Trust, (2)	—	—	—	12,500	1,176,125	0.5
		—	—		3,545,825	1.4
Total platinum and palladium investments (Cost $0 – 2017, $6,911,031 – 2016)		—	—		5,822,825	2.2
Diamond Mining, Exploration and Development Companies
Bermuda
Petra Diamonds Limited, (4)	1,000,000	1,672,028	0.6	1,000,000	1,680,028	0.6
Canada
Dominion Diamond Corporation	—	—	—	50,000	525,000	0.2
Stornoway Diamond Corporation, (2)	1,389,500	843,868	0.3	1,639,500	1,202,200	0.5
Stornoway Diamond Corporation – 144A, (2)(3)	9,698,550	5,890,099	2.3	7,857,200	5,761,467	2.2
		6,733,966	2.6		7,488,666	2.9
Total diamond mining, exploration and development companies (Cost $10,222,660 – 2017, $9,549,559 – 2016)		8,405,994	3.2		9,168,695	3.5
Total common shares (Cost $219,947,665 – 2017, $226,777,327 – 2016)		255,868,215	98.4		255,024,445	98.0
Warrants
Gold and Silver Investments
Gold mining, exploration, development and royalty companies
Australia
Perseus Mining Limited A$0.44 Warrants, 04/18/2019, (2)(5)	—	—	—	3,105,900	293,112	0.1
Channel Islands
Lydian International Limited, C$0.36 Warrants, 11/27/2017, (2)	585,000	8,665	0.0	585,000	37,981	0.0
Lydian International Limited, C$0.36 Warrants, 11/27/2017 – 144A, (2)(3)	5,159,475	76,425	0.0	5,159,475	334,980	0.1
		85,091	0.0		372,961	0.1
Total gold mining, exploration, development and royalty companies (Cost $260,780 – 2017, $603,119 – 2016)		85,091	0.0		666,073	0.2

Schedules of Investments (Unaudited) (continued)

May 31, 2017 and May 31, 2016

	2017			2016
			Percent			Percent
	Shares/		of Net	Shares/		of Net
Name of Company	Warrants	Value	Assets	Warrants	Value	Assets
Diamond Mining, Exploration and Development Companies
Canada
Stornoway Diamond Corporation, C$0.90 Warrants, 07/08/2016, (2)	—	$—	—%	622,750	$35,436	0.0%
Stornoway Diamond Corporation, C$0.90 Warrants, 07/08/2016 – 144A, (2)(3)	—	—	—	3,928,600	210,053	0.1
Total diamond mining, exploration and development companies (Cost $0 – 2017, $491,715 – 2016)		—	—		245,489	0.1
Total warrants (Cost $260,780 – 2017, $1,094,834 – 2016)		85,091	0.0		911,562	0.4
Total investments (Cost $220,208,445 – 2017, $227,872,161 – 2016), (6)		255,953,306	98.4		255,936,007	98.3
Cash, receivables, and other assets less liabilities		4,189,983	1.6		4,330,194	1.7
Net assets		$260,143,288	100.0%		$260,266,201	100.0%

(1)	Non-income producing security in 2016 only.
(2)	Non-income producing security.
(3)	Restricted security.
(4)	Non-income producing security in 2017 only.
(5)	Level 3 security. See note 3C in the notes to the financial statements.
(6)	Cost of investments shown approximates adjusted basis for U.S. federal income tax purposes, determined in accordance with U.S. federal income tax principles. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at May 31, 2017 were $83,063,639 and $47,318,778, respectively, resulting in net unrealized appreciation on investments of $35,744,861. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at May 31, 2016 were $75,188,400 and $47,124,554, respectively, resulting in net unrealized appreciation on investments of $28,063,846.

ADR – American Depository Receipt.

May not total due to independent rounding.

The notes to financial statements form an integral part of these statements.

Portfolio Statistics (Unaudited)

May 31, 2017 and May 31, 2016

Geographic Breakdown*	2017	2016
Australia	6.8%	7.4%
Bermuda	0.6%	0.6%
Canada	56.8%	55.6%
Cayman Islands	1.5%	0.0%
Channel Islands	10.1%	10.0%
Peru	3.3%	2.6%
South Africa	5.9%	7.2%
United States	13.4%	15.0%
Cash	1.6%	1.7%
	100.0%	100.0%

*	Geographic breakdown, which is based on company domiciles, is expressed as a percentage of total net assets including cash.
Percentage totals may not equal 100% due to independent rounding.

Principal Portfolio Changes in Shares During the Six Month Periods Ended (Unaudited)

May 31, 2017 and May 31, 2016

	2017		2016
Investments	Increase	Decrease	Increase	Decrease
Agnico Eagle Mines Limited		25,000		20,000
Alacer Gold Corp.	2,500,000
Alamos Gold Inc.	275,000
Amara Mining plc, (1)				5,000,000
Amara Mining plc – 144A, (1)(2)				4,135,000
Anglo American Platinum Limited				135,100
AngloGold Ashanti Limited			75,000
Argonaut Gold Inc.				430,000
Asanko Gold Inc.	400,000		325,000
Atlantic Gold Corporation – 144A, (2)		250,000	3,000,000
Barrick Gold Corporation		150,000		45,000
Centerra Gold Inc.				200,000
Compañia de Minas Buenaventura S.A.A. – ADRs				100,000
Detour Gold Corporation			150,000
Endeavour Mining Corporation	250,000
ETFS Palladium Trust				25,000
ETFS Platinum Trust				10,000
Franco-Nevada Corporation				25,000
Freeport-McMoRan Inc.				315,000
Guyana Goldfields Inc.	200,000	250,000	278,200
Impala Platinum Holdings Limited				572,400
Integra Gold Corp.	707,000		620,500
Lydian International Limited, (3)			780,000
Lydian International Limited – 144A, (2)(4)			6,879,300
Lydian International Limited, C$0.36 Warrants, 11/27/2017, (3)			585,000
Lydian International Limited, C$0.36 Warrants, 11/27/2017 – 144A, (2)(4)			5,159,475
MAG Silver Corp.			275,000
Newcrest Mining Limited		200,000
Newmont Mining Corporation		125,000
OceanaGold Corporation	1,150,000
Perseus Mining Limited, (1)			6,211,800
Perseus Mining Limited A$0.44 Warrants, 04/18/19, (1)			3,105,900
Pretium Resources Inc.	325,000
Primero Mining Corp.				200,000
Randgold Resources Limited – ADRs		28,000		15,000
Roxgold Inc.	303,800
Royal Gold, Inc.				20,000
Semafo Inc.			200,000
Sibanye Gold Limited, R11.28 Rights, 06/09/2017, (5)	1,323,741	1,323,741
Stillwater Mining Company		375,000	75,000
Stornoway Diamond Corporation, C$0.90 Warrants, 07/08/2016				157,000

(1)	Perseus Mining Limited acquired Amara Mining plc on April 22, 2016 for 0.68 Perseus Mining Limited shares plus 0.34 Perseus Mining Limited A$0.44 Warrants, 04/18/2019 per 1 Amara Mining plc share.
(2)	Restricted security.
(3)	On April 5, 2016 and May 17, 2016 ASA purchased 300,000 and 480,000 Lydian International Limited Subscription Receipts respectively. Each subscription receipt consisted of 1 share of Lydian International Limited and 0.75 Lydian International Limited, C$0.36 Warrants, 11/27/2017. The subscription receipts were split into their individual pieces on May 26, 2016.
(4)	On March 10, 2016 ASA purchased 6,879,300 Lydian International Limited Subscription Receipts – 144A. Each subscription receipt consisted of 1 share of Lydian International Limited – 144A and 0.75 Lydian International Limited, C$0.36 Warrants, 11/27/2017 – 144A. The subscription receipts were split into their individual pieces on May 26, 2016.
(5)	On May 26, 2017, Sibanye conducted a Rights Offer in which 9 Sibanye Gold Limited, R11.28 Rights, 06/09/2017 were issued for every 7 Sibanye Gold Limited shares held.

Statements of Assets and Liabilities (Unaudited)

May 31, 2017 and May 31, 2016

	Assets	2017	2016
	Investments, at value
Cost	$220,208,445 in 2017
	$227,872,161 in 2016	$255,953,306	$255,936,007
	Cash	5,123,240	5,545,203
	Dividends receivable, net of withholding taxes payable	59,063	242,352
	Other assets	119,933	153,185

	Total assets	$261,255,542	$261,876,747

	Liabilities
	Accrued affiliate expenses	$447,820	$454,799
	Accounts payable and accrued liabilities	154,739	132,166
	Due to broker	—	388,152
	Liability for retirement benefits due to current and future retired directors	509,695	635,429

	Total liabilities	$1,112,254	$1,610,546

	Net Assets	$260,143,288	$260,266,201
	Common shares $1 par value
	Authorized: 40,000,000 shares
	Issued and Outstanding: 19,289,905 shares	$19,289,905	$19,289,905
	Share premium (capital surplus)	1,372,500	1,372,500
	Undistributed net investment income (loss)	8,707,671	11,194,850
	Undistributed net realized gain (loss) from investments	313,985,787	318,861,036
	Undistributed net realized gain (loss) from foreign currency transactions	(118,957,436)	(118,515,936)
	Net unrealized appreciation (depreciation) on investments	35,744,861	28,063,846
	Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	—	—

	Net assets	$260,143,288	$260,266,201

	Net asset value per share	$13.49	$13.49

The closing price of the Company’s shares on the New York Stock Exchange was $11.88 and $11.77 on May 31, 2017 and May 31, 2016, respectively.

The notes to financial statements form an integral part of these statements.

Statements of Operations (Unaudited)

For the six months ended May 31, 2017 and May 31, 2016

	2017	2016

Investment income
Dividend income (net of withholding taxes of $181,344 and $158,515 respectively, and ADR fees of $5,082 and $5,742, respectively)	$921,231	$662,544

Total investment income	921,231	662,544

Expenses
Shareholder reports and proxy expenses	72,804	65,457
Directors’ fees and expenses	115,379	118,243
Retired directors’ fees	41,250	45,000
Investment research	570,812	556,163
Administration and operations	533,146	532,833
Fund accounting	83,288	83,288
Transfer agent, registrar and custodian	70,970	50,227
Legal fees	82,683	68,405
Audit fees	27,500	27,498
Professional fees - other	1,000	—
Insurance	83,003	88,916
Dues and listing fees	12,500	11,364
Depreciation expense	1,264	1,264

Total expenses	1,695,599	1,648,658
Change in retirement benefits due to directors	(74,923)	—

Net expenses	1,620,676	1,648,658

Net investment income (loss)	(699,445)	(986,114)

Net realized and unrealized gain (loss) from investments and foreign currency transactions
Net realized gain (loss) from investments
Proceeds from sales	21,239,525	14,703,047
Cost of securities sold	20,976,101	24,870,376

Net realized gain (loss) from investments	263,424	(10,167,329)

Net realized gain (loss) from foreign currency transactions
Investments	321,548	(2,034,026)
Foreign currency	(6,994)	604

Net realized gain (loss) from foreign currency transactions	314,554	(2,033,422)

Net increase (decrease) in unrealized appreciation (depreciation) on investments
Balance, beginning of period	18,323,599	(85,031,219)
Balance, end of period	35,744,861	28,063,846

Net increase (decrease) in unrealized appreciation (depreciation) on investments	17,421,262	113,095,065

Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	5	31

Net realized and unrealized gain (loss) from investments and foreign currency transactions	17,999,245	100,894,345

Net increase (decrease) in net assets resulting from operations	$17,299,800	$99,908,231

The notes to financial statements form an integral part of these statements.

Statements of Changes in Net Assets

	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016
Net investment income (loss)	$(699,445)	$(2,002,252)
Net realized gain (loss) from investments	263,424	(15,306,002)
Net realized gain (loss) from foreign currency transactions	314,554	(2,789,476)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	17,421,262	103,354,818
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	5	26
Net increase (decrease) in net assets resulting from operations	17,299,800	83,257,114
Dividends paid/payable
From net investment income	(385,798)	(771,596)
Net increase (decrease) in net assets	16,914,002	82,485,518
Net assets, beginning of period	243,229,286	160,743,768
Net assets, end of period (including undistributed net investment income of $8,707,671 as of May 31, 2017 and $9,792,914 as of November 30, 2016	$260,143,288	$243,229,286

The notes to financial statements form an integral part of these statements.

Notes to Financial Statements (Unaudited)

1. Organization

ASA Gold and Precious Metals Limited (the “Company”) is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as an exempted limited liability company under the laws of Bermuda.

2. Investment objective and strategy

The Company is a non-diversified, closed-end, internally managed fund that seeks long-term capital appreciation primarily through investing in companies engaged in the exploration for, development of projects or mining of precious metals and minerals.

It is a fundamental policy of the Company that at least 80% of its total assets must be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion.

The Company employs bottom-up fundamental analysis and relies on detailed primary research including meetings with company executives, site visits to key operating assets, and proprietary financial analysis in making its investment decisions.

3. Summary of significant accounting policies

The following is a summary of the significant accounting policies:

A. Security valuation

The net asset value of the Company generally is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) or the Toronto Stock Exchange (the “TSX”), whichever is later, on the date for which the valuation is being made (the “Valuation Time”). Portfolio securities listed on U.S. and foreign stock exchanges generally are valued at the last reported sale price as of the Valuation Time on the exchange on which the securities are primarily traded, or the last reported bid price if a sale price is not available. Securities traded over the counter are valued at the last reported sale price or the last reported bid price if a sale price is not available. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures approved by, the Company’s Board of Directors. If a security is valued at a “fair value,” that value may be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

Where the Company holds securities listed on foreign stock exchanges and American Depository Receipts (“ADRs”) representing these securities are actively traded in U.S. markets, the securities normally are fair valued based on the last reported sales price of the ADRs.

The difference between cost and market value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

Notes to Financial Statements (Unaudited) (Continued)

B. Restricted securities

At May 31, 2017 and May 31, 2016, the Company held investments in restricted securities of 5.72% and 5.01% of net assets, respectively, valued in accordance with procedures approved by the Company’s Board of Directors as follows:

Restricted Securities
May 31, 2017
Shares/			Value		Acquisition
Warrants	Cost	Issuer	Per Unit	Value	Date
1,841,350	$1,490,038	Stornoway Diamond Corporation – 144A	$0.61	$1,118,284	06/21/2016
6,879,300	1,269,275	Lydian International Limited – 144A	0.24	1,630,407	05/26/2016
5,159,475	234,540	Lydian International Limited, C$0.36 Warrants, 11/27/2017 – 144A	0.01	76,425	05/26/2016
2,750,000	1,285,447	Atlantic Gold Corporation – 144A	1.07	2,953,266	05/09/2016
185,000	898,101	TMAC Resources, Inc. – 144A	12.18	2,252,555	06/26/2015
7,857,200	4,641,822	Stornoway Diamond Corporation – 144A	0.61	4,771,815	07/08/2014
125,000	1,351,000	Torex Gold Resources, Inc. – 144A	16.72	2,090,431	01/22/2014

Restricted Securities
May 31, 2016
Shares/			Value		Acquisition
Warrants	Cost	Issuer	Per Unit	Value	Date
6,879,300	$1,269,275	Lydian International Limited – 144A	$0.24	$1,628,921	05/26/2016
5,159,475	234,540	Lydian International Limited, C$0.36 Warrants, 11/27/2017 – 144A	0.06	334,980	05/26/2016
3,000,000	1,402,306	Atlantic Gold Corporation – 144A	0.44	1,306,141	05/09/2016
185,000	898,101	TMAC Resources, Inc. – 144A	10.81	1,999,504	06/26/2015
7,857,200	4,641,822	Stornoway Diamond Corporation – 144A	0.73	5,761,467	07/08/2014
3,928,600	415,686	Stornoway Diamond Corporation, C$0.90 Warrants, 7/08/2016 – 144A	0.05	210,053	07/08/2014
1,250,000	1,351,000	Torex Gold Resources, Inc. – 144A	1.44	1,804,537	01/22/2014

C. Fair value measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Company would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Company’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 –	unadjusted quoted prices in active markets for identical investments
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

Notes to Financial Statements (Unaudited) (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2017 and May 31, 2016 in valuing the Company’s investments at fair value:

Investment in Securities Measurements at May 31, 2017
Description (1)	Level 1	Level 2	Level 3	Total
Common Shares
Gold and Silver Investments
Gold mining, exploration, development and royalty companies	$203,980,750	$40,169,739	$—	$244,150,490
Silver mining, exploration and development companies	3,311,732	—	—	3,311,732
Diamond Mining, Exploration and Development Companies	2,515,895	5,890,099	—	8,405,994
Total Common Shares	209,808,377	46,059,838	—	255,868,215
Warrants
Gold mining, exploration, development and royalty companies	8,665	76,425	—	85,091
Total Investments	$209,817,043	$46,136,263	$—	$255,953,306

Transfers into and out of levels are recognized at the end of the period. During the six months ended May 31, 2017, there were no transfers into and out of Levels 1, 2, and 3.

(1)	See schedules of investments for country classifications.

May not total due to independent rounding.

Notes to Financial Statements (Unaudited) (Continued)

Investment in Securities
Measurements at May 31, 2016
Description (1)	Level 1	Level 2	Level 3	Total
Common Shares
Gold and Silver Investments Gold mining, exploration, development and royalty companies	$194,451,511	$42,210,081	$—	$236,661,592
Silver mining, exploration and development companies	3,371,334	—	—	3,371,334
Platinum and Palladium Investments Platinum and palladium mining companies	2,277,000	—	—	2,277,000
Exchange traded funds	3,545,825	—	—	3,545,825
Diamond Mining, Exploration and Development Companies	3,407,228	5,761,467	—	9,168,694
Total Common Shares	207,052,898	47,971,547	—	255,024,445
Warrants
Gold mining, exploration, development and royalty companies	37,981	334,980	293,112	666,073
Diamond Mining, Exploration and Development Companies	35,436	210,053	—	245,489
Total Warrants	73,417	545,033	293,112	911,562
Total Investments	$207,126,315	$48,516,580	$293,112	$255,936,007

Transfers into and out of levels are recognized at the end of the period. During the six months ended May 31, 2016, there were no transfers into and out of Levels 1, 2, and 3.

(1)	See schedules of investments for country classifications.

May not total due to independent rounding.

The table below presents a reconciliation for all financial assets and liabilities measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the six months ended May 31, 2016.

		Net Change
	Balance	In Unrealized		Balance
	December 1, 2015	Depreciation (1)	Purchases	May 31, 2016
Warrants	$—	$(49,228)	$342,340	$293,112

(1)	Included in net increase (decrease) in net unrealized appreciation (depreciation) on investments in the accompanying Statements of Operations. The net change in unrealized depreciation for investments still held as of May 31, 2016 was $(49,228).

Notes to Financial Statements (Unaudited) (Continued)

The following table provides quantitative information about the Company’s Level 3 fair value measurements of its investments as of May 31, 2016. In addition to the techniques and inputs noted in the table below, the Company may also use other valuation techniques and methodologies when determining the fair value measurements. The table below is not intended to be all-inclusive, but rather provide information on the significant Level 3 inputs as they relate to the Company’s fair value measurements.

	Fair Value as of		Unobservable
Investment Type	May 31, 2016	Valuation Techniques	Inputs (a)	Range
Warrants	$293,112	Market Adjusted Black Scholes	Liquidity Discount	15%
		Options Pricing Model	Volatility	40%

(a)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.

D. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange reported one hour after the Valuation Time. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Company separately reports the effect of changes in foreign exchange rates from changes in market prices of securities held. The resulting net foreign currency gain or loss is included on the Statements of Operations. Realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, fluctuation in exchange rates between the initial purchase date and subsequent sale date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received or paid.

E. Securities Transactions and Investment Income

During the six months ended May 31, 2017, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $21,239,525 and $18,711,966, respectively. During the six months ended May 31, 2016, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $14,703,047 and $10,430,795, respectively.

Dividend income is recorded on the ex-dividend date, net of withholding taxes or ADR fees, if any. Interest income is recognized on the accrual basis.

F. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The reporting for financial statement purposes of dividends paid from net investment income and/or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes, primarily because of the separate line item reporting for financial statement purposes of foreign exchange gains or losses.

G. Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. It is management’s opinion that all adjustments necessary for a fair statement of the results of the interim periods presented have been made. All adjustments are of a normal recurring nature.

H. Basis of Presentation

The financial statements are presented in U.S. dollars.

Notes to Financial Statements (Unaudited) (Continued)

I. Income Taxes

In accordance with U.S. GAAP requirements regarding accounting for uncertainties on income taxes, management has analyzed the Company’s tax positions taken on federal and state income tax returns, as applicable, for all open tax years (2013 - 2016). As of May 31, 2017 and May 31, 2016, the Company has not recorded any unrecognized tax benefits. The Company’s policy, if it had unrecognized benefits, is to recognize accrued interest and penalties in operating expenses.

4. Tax status of the Company

The Company is a “passive foreign investment company” (“PFIC”) for the U.S. federal income tax purposes and is not subject to Bermuda tax as an exempted limited liability company organized under the laws of Bermuda. Nor is the Company generally subject to U.S. federal income tax, since it is a non-U.S. corporation whose only business activity in the United States is trading in stocks or securities for its own account; under the U.S. federal tax law that activity does not constitute engaging in the conduct of a trade or business within the United States, even if its principal office is located therein. As a result, its gross income is not subject to U.S. federal income tax, though certain types of income it earns from U.S. sources (such as dividends of U.S. payors) are subject to U.S. federal withholding tax.

5. Exemptive order

The Company is a closed-end investment company and operates pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”) pursuant to Section 7(d) of the 1940 Act (the “Order”). The Order was originally conditioned upon, among other things, the Company complying with certain requirements relating to the custody of assets and settlement of securities transactions outside of the United States different than those required of other registered investment companies. These conditions made it more difficult for the Company to implement a flexible investment strategy and to fully achieve its desired portfolio diversification than if it were not subject to such requirements.

6. Retirement plans

The Company has recorded a liability for retirement benefits due to retired directors and one current director upon retirement. The liability for these benefits at May 31, 2017 and May 31, 2016 was $509,695 and $635,429, respectively. A director whose first election to the Board of Directors was prior to January 1, 2008 qualifies to receive retirement benefits if he has served the Company (and any of its predecessors) for at least twelve years prior to retirement. Directors first elected on or after January 1, 2008 are not eligible to participate in the plan.

7. Concentration risk

The Company invests at least 80% of its total assets in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals. The Company also invests a substantial portion of its assets in companies that are domiciled and/or have operations outside of the United States, including emerging market countries, such as South Africa. The Company is, therefore, subject to gold and precious metals-related risk as well as risk related to investing in foreign securities, including political, economic, regulatory, liquidity, currency fluctuation, and foreign exchange risks. The Company currently is invested in a limited number of securities and thus holds large positions in certain securities. Because the Company’s investments are concentrated in a limited number of securities of companies involved in the holding or mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

Notes to Financial Statements (Unaudited) (Continued)

8. Indemnifications

In the ordinary course of business, the Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown.

9. Compensation matters

For the six months ended May 31, 2017 and May 31, 2016, the aggregate remuneration paid to the Company’s officers was $1,043,892 and $1,029,613, respectively. In addition, $350,000 and $379,250, respectively was accrued for bonuses to the Company’s officers and employees. The accrued bonuses are reflected in the “Accrued affiliated expenses” on the Statements of Assets and Liabilities. The aggregate remuneration paid to the Company’s directors was $104,000 and $104,000, respectively.

10. Operating lease commitment

In November 2012, the Company entered into a five-year operating lease agreement in San Mateo, CA for approximately 2,500 square feet to be used as office space for its employees. The lease provides for future minimum rental payments in the aggregate amount of $97,422 as of May 31, 2017. The lease contains escalation clauses relating to the tenant’s share of insurance, operating expenses and tax expenses of the lessor.

Future minimum rental commitments under the lease are as follows:

06/01/17-02/28/18	$97,422

In June 2017, the Company extended its current lease and entered into an additional three-year operating lease agreement commencing on March 1, 2018.

Future minimum rental commitments under the lease amendment are as follows:

03/01/2018 - 11/30/2018	$153,796
12/01/2018 - 11/30/2019	209,584
12/01/2019 - 11/30/2020	215,842
12/01/2020 - 02/28/2021	54,356
Total	$633,578

11. Share repurchase

The Company may from time to time purchase its common shares at a discount to NAV on the open market in such amounts and at such prices as the Company may deem advisable.

The Company had 19,289,905 shares outstanding as of May 31, 2017 and May 31, 2016. There were no repurchases during the six months ended May 31, 2017 and May 31, 2016.

12. Subsequent events

In accordance with U.S. GAAP provisions, management has evaluated the possibility of subsequent events existing in the Company’s financial statements through the date the financial statements were issued. The Company believes that there are no material events that would require disclosure.

Financial Highlights

	(Unaudited)
	Six months ended May 31				Year ended November 30
Per share operating performance (1)	2017		2016		2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.61		$8.33		$8.33	$11.50	$12.98	$24.18	$32.46
Net investment income (loss)	(0.04)		(0.05)		(0.10)	(0.09)	(0.08)	0.02	0.09
Net realized gain (loss) from investments	0.01		(0.53)		(0.79)	0.13	(0.48)	(0.38)	2.06
Net realized gain (loss) from foreign currency transactions	0.02		(0.11)		(0.14)	(0.21)	(0.05)	(0.02)	(0.15)
Net increase (decrease) in unrealized appreciation on investments	0.91		5.86		5.35	(2.96)	(0.83)	(10.64)	(9.90)
Net unrealized (loss) on translation of assets and liabilities in foreign currency	0.00		0.00		0.00	(0.00)	—	0.00	(0.00)
Net increase (decrease) in net assets resulting from operations	0.90		5.18		4.32	(3.13)	(1.44)	(11.02)	(7.90)
Dividends
From net investment income	(0.02)		(0.02)		(0.04)	(0.04)	(0.04)	(0.18)	(0.09)
From net realized gain on investments	—		—		—	—	—	—	(0.29)
Net asset value, end of period	$13.49		$13.49		$12.61	$8.33	$11.50	$12.98	$24.18
Market value per share, end of period	$11.88		$11.77		$10.81	$7.16	$10.74	$12.78	$22.00

Total investment return
Based on market price (2)	10.08%	(5)	64.66%	(5)	51.50%	(33.02% )	(15.69% )	(41.07% )	(22.43% )
Based on net asset value (3)	7.13%	(5)	62.21%	(5)	51.86%	(27.20% )	(11.11% )	(45.56% )	(24.20% )

Ratio of average net assets
Expenses (4)	1.25%	(6)	1.54%	(6)	1.26%	1.64%	1.37%	1.21%	0.78%
Net investment income (loss)	-0.54%	(6)	(0.92%	) (6)	(0.79% )	(0.83% )	(0.54% )	0.11%	0.33%

Supplemental data
Net assets, end of period (000 omitted)	$260,143		$260,266		$243,229	$160,744	$221,800	$250,347	$466,493
Portfolio turnover rate	7%	(5)	5%	(5)	10%	10%	7%	7%	11%
Shares outstanding (000 omitted)	19,290		19,290		19,290	19,290	19,290	19,290	19,290

(1)	Per share amounts from operations have been calculated using the average shares method.
(2)	Total investment return is calculated assuming a purchase of shares at the current market price at close the day before and a sale at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.
(3)	Total investment return is calculated assuming a purchase of shares at the current net asset value at close the day before and a sale at the current net asset value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.
(4)	“Adviser operating expenses” impacted the expense ratio by 0.02% and 0.04% during fiscal years 2013 and 2012, respectively. The Company’s former subsidiary, ASA Gold and Precious Metals Advisers, LLC, was discontinued on September 23, 2013.
(5)	Not annualized.
(6)	Annualized.

Certain Tax Information for U.S. Shareholders

The Company is a “passive foreign investment company” (“PFIC”) for U.S. federal income tax purposes. In view of this, U.S. investors holding common shares in taxable accounts are strongly urged to review the important tax information regarding the consequences of an investment in the common shares of the Company, which may be found at www.asaltd.com under “Investor

Information | Taxpayer Information - PFIC”. Due to the complexity and potentially adverse effect of the applicable tax rules, U.S. shareholders are strongly urged to consult their own tax advisors concerning the impact of these rules on their investment in the Company and on their individual situations, and any additional informational filing requirements.

Dividend Reinvestment and Direct Stock Purchase Plan

Computershare Trust Company, N.A. (“Computershare”) has been authorized by the Company to offer and administer the Computershare Investment Plan, a dividend reinvestment and stock purchase plan (“CIP”) to shareholders as well as new investors or non-shareholders. Shareholders and new investors may elect to participate in the CIP by signing an enrollment form or by going to www.computershare.com/investor and following the instructions. New investors or non-shareholders must include a minimum initial investment of at least $500. Computershare as agent will apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company’s shares (including shares registered in his or her name and shares accumulated under the CIP) and (ii) any optional cash purchases ($50 minimum, subject to an annual maximum of $250,000) received from such participant.

Computershare may combine CIP participant purchase requests with other purchase requests received from other CIP participants and may submit the combined purchase requests in bulk to Computershare’s broker as a single purchase order. Purchase requests may be combined, at Computershare’s discretion, according to one or more factors such as purchase type (e.g., dividend reinvestment, one-time ACH, check, etc.), request date, or request delivery method (e.g., online, regular mail, etc.). Computershare will submit bulk purchase orders to its broker as and when required under the terms of the CIP. Computershare’s broker may execute each bulk purchase order in one or more transactions over one or more days, depending on market conditions. Each participant whose purchase request is included in each bulk purchase order will receive the weighted average market price of all shares purchased by Computershare’s broker for such order. Any stock dividends or split shares distributed on shares held in the CIP will be credited to the participant’s account.

A one-time $10 enrollment fee to establish a new account for a new investor or non-shareholder will be deducted from the purchase amount. For each participant, each dividend reinvestment will entail a transaction fee of 5% of the amount reinvested, up to a maximum of $3 plus $0.03 per share purchased. Each optional cash purchase by check or one-time online bank debit will entail a transaction fee of $5 plus $0.03 per share purchased. If a participant has funds automatically deducted monthly from his or her savings or checking account, for each debit the transaction fee is $2.50 plus $0.03 per share purchased. Fees will be deducted from the purchase amount. Each batch order sale will entail a transaction fee of $15 plus $0.12 per share sold. Each market order sale will entail a transaction fee of $25 plus $0.12 per share sold. Fees are deducted from the proceeds derived from the sale. All per share fees include any brokerage commissions Computershare is required to pay. Any fractional share will be rounded up to a whole share for purposes of calculating the per share fee. Additional fees are charged by Computershare for specific shareholder requests such as copies of account statements for prior years ($10 per year

Dividend Reinvestment and Direct Stock Purchase Plan (continued)

requested) and a returned check and ACH reject fee of $25.

Participation in the CIP may be terminated by a participant at any time by written, telephone or Internet instructions to Computershare. Upon termination, a participant will receive a certificate for the whole number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares. Dividends reinvested by a shareholder under the CIP will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See “Certain Tax Information for U.S. Shareholders” for more information regarding tax consequences of an investment in shares of the Company, including the effect of the

Company’s status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

To participate in the CIP, shareholders may not hold their shares in a “street name” brokerage account.

Additional information regarding the CIP may be obtained from Computershare, P.O. Box 505000, Louisville, KY 40233-5000. Information may also be obtained on the Internet at www.computershare.com/investor or by calling Computershare’s Telephone Response Center at (800) 317-4445 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

Privacy Notice

The Company is committed to protecting the financial privacy of its shareholders.

We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders’ share accounts, to process transactions, to comply with shareholders’ requests of legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder’s name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company’s shareholders and former shareholders.

We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company employees, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders’ accounts. The Company also maintains physical, electronic and procedural safeguards to protect the confidentiality of nonpublic personal information.

Results of proposal presented at the annual general meeting of shareholders

The following votes were cast at the Annual General Meeting of Shareholders held on March 16, 2017:

Election of Directors
	For	Against	Abstain

David Christensen	5,645,409	198,628	52,267
Gary Glynn	5,649,427	180,382	66,995
Bruce Hansen	5,618,904	211,440	66,461
Mary Joan Hoene	5,640,280	194,813	61,711
Robert Pilkington	5,623,794	203,233	69,776
Appointment of Independent Registered Public Accounting Firm
	For	Against	Abstain

Tait, Weller & Baker LLP	13,706,974	187,220	189,500

Form N-PX/Proxy Voting

The company files a list of its proxy votes with the SEC for the period of July 1 - June 30 of each year on Form N-PX. The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve month period are available on the Company’s website at www.asaltd.com and on the SEC’s website at www.sec.gov. A written copy of the Company’s policies and procedures is available without charge, upon request, by calling (800) 432-3378.

Form N-Q/Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Company’s Forms N-Q also may be reviewed and copied at the Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings on Form N-Q also is included in the Company’s financial statements for the first and third quarters of each fiscal year which are available on the Company’s website at www.asaltd.com.

Common Shares Repurchased

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Company is authorized to purchase its common shares in the open market if the discount to net asset value exceeds a certain threshold as determined by the Board of Directors from time to time. The Company may purchase its common shares in such amounts and at such prices as the Company may deem advisable. There can be no assurance that such action will reduce the discount. There were no repurchases during the six months ended May 31, 2017 or May 31, 2016. The Company had 19,289,905 shares outstanding on May 31, 2017.

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Gold and Precious Metals Limited

Other Information

Executive Office and Shareholder Services

ASA Gold and Precious Metals Limited

400 S. El Camino Real, Suite 710

San Mateo, CA 94402 U.S.A.

(800) 432-3378

Registered Office

Canon’s Court

22 Victoria Street

Hamilton HM 12, Bermuda

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, Philadelphia, PA, U.S.A.

Counsel

Appleby, Hamilton, Bermuda

K&L Gates LLP, Washington, DC, U.S.A.

Custodian

JPMorgan Chase Bank, N.A.

New York, NY, U.S.A.

Fund Accountants

ALPS Alternative Investment Services, LLC

Miami, FL, U.S.A.

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 505000, Louisville, KY 40233-5000

(800) 317-4445

Website: www.asaltd.com

The Semi-annual and Annual Reports of the Company and the latest valuation of net assets per share may be viewed on the Company’s website or may be requested from the Executive Office (800-432-3378). Shareholders are reminded to notify Computershare of any change of address.

Gold and Precious Metals Limited

Semi-Annual Report

May 31, 2017

A Closed-End Fund
Specializing in Gold and Other
Precious Metals Investments

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors determined that Bruce Hansen, Chairman of the registrant’s Audit and Ethics Committee, is an “audit committee financial expert” as defined in the instructions to Item 3 of Form N-CSR. Mr. Hansen is “independent” as defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable

(b) Not applicable

Item 9.	Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under Securities Exchange Act of 1934 (the “Exchange Act”), of any common shares of the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant provided disclosure in response to Item 22(b)(15) of Schedule 14A in its proxy statement dated January 27, 2017.

Item 11.	Controls and Procedures

	(a)	The Principal Executive Officer and the Principal Financial Officer, in their capacities as principal executive officer and principal financial officer of the registrant, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

	(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Not applicable.

	(2)	The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

	(3)	Not applicable.

	(b)	The certifications required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto. These certifications are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASA Gold and Precious Metals Limited

Date: July 26, 2017	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Date: July 26, 2017	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer
(Principal Executive Officer)

Date: July 26, 2017	By:	/s/ David Lin
David Lin
Chief Financial Officer and Treasurer
(Principal Financial Officer)